Supplement to the
Fidelity® Advisor Latin America Fund
Class A, Class T, Class B, and Class C
December 30, 2002 Prospectus

The following information replaces the similar biographical information found in the "Fund Management" section on page 31.

Claudio Brocado is manager of Advisor Latin America Fund, which he has managed since January 2003. Since joining Fidelity Investments in 2002, Mr. Brocado has worked as a research analyst and manager.

ALAF-03-01 January 22, 2003
1.743523.109

Supplement to the
Fidelity® Advisor Latin America Fund
Institutional Class
December 30, 2002 Prospectus

The following information replaces the similar biographical information found in the "Fund Management" section on page 27.

Claudio Brocado is manager of Advisor Latin America Fund, which he has managed since January 2003. Since joining Fidelity Investments in 2002, Mr. Brocado has worked as a research analyst and manager.

ALAFI-03-01 January 22, 2003
1.743524.108